 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 7, 2014
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SERVICENOW, INC.
(Exact name of registrant as specified in its charter)
____________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3260 Jay Street
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8550

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 7, 2014, the Board of Directors of ServiceNow, Inc. (the “Company”) approved an amendment to the Company’s Bylaws to adopt a majority vote standard in uncontested director elections. The new majority vote standard provides that to be elected, in an uncontested election, a director nominee must receive a majority of the votes cast such that the number of votes “for” the nominee exceeds the number of votes “against” from the nominee. A plurality vote standard will be retained for the election of directors only in the event of a contested election.

The Restated Bylaws are effective December 7, 2014 and are attached as Exhibit 3.1 to this Report.

Item 8.01:	Other Events.
In addition to the amendment of the Company’s Bylaws, the Board also approved an amendment to the Company’s Corporate Governance Guidelines that requires any director to tender, promptly following such director’s election or re-election, an irrevocable resignation effective upon such director’s failure to receive the required vote for re-election at the next meeting at which such director would face re-election and the Board’s acceptance of such resignation.
The text of the Corporate Governance Guidelines amendment states:
In accordance with the Company’s Bylaws, if none of our stockholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board's nominees in a director election, or if our stockholders have withdrawn all such nominations by the tenth (10th) day before the Company mails its notice of meeting to the stockholders, a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. The Board expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. The Board shall nominate for election or re-election as director only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as director, irrevocable resignations that will be effective upon (a) the failure to receive the required vote at the next annual meeting at which they face re-election and (b) Board acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with this Section 1.12.
If an incumbent director fails to receive the required vote for re-election, the Committee will act on an expedited basis, and in any event within 90 days following certification of the stockholder vote, to determine whether to accept the director's resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

Item 9.01:	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Restated Bylaws of the Registrant dated December 7 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

Date: December 9, 2014	By:	/s/ Robert G. Specker
Robert G. Specker General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3.1	Restated Bylaws of the Registrant dated December 7, 2014.